Crawford & Company Fourth Quarter and Full Year 2012 Earnings Conference Call February 13, 2013

Crawford & Company FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION 2  Forward-looking statements –This presentation contains forward-looking statements, including statements about the future financial condition, results of operations and earnings outlook of Crawford & Company. Statements, both qualitative and quantitative, that are not statements of historical fact may be “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or Crawford & Company’s present expectations. Accordingly, no one should place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Crawford & Company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-looking statements are made. Results for any interim period presented herein are not necessarily indicative of results to be expected for the full year or for any other future period. For further information regarding Crawford & Company, and the risks and uncertainties involved in forward-looking statements, please read Crawford & Company’s reports filed with the United States Securities and Exchange Commission and available at www.sec.gov or in the Investor Relations section of Crawford & Company’s website at www.crawfordandcompany.com. –Crawford’s business is dependent, to a significant extent, on case volumes. The Company cannot predict the future trend of case volumes for a number of reasons, including the fact that the frequency and severity of weather-related claims and the occurrence of natural and man-made disasters, which are a significant source of claims and revenue for the Company, are generally not subject to accurate forecasting.  Revenues Before Reimbursements (“Revenues”) –Revenues Before Reimbursements are referred to as “Revenues” in both consolidated and segment charts, bullets and tables throughout this presentation.  Segment and Consolidated Operating Earnings –Under the Financial Accounting Standards Board’s Accounting Standards Codification Topic 280, “Segment Reporting,” the Company has defined segment operating earnings as the primary measure used by the Company to evaluate the results of each of its four operating segments. Segment operating earnings exclude income taxes, interest expense, amortization of customer-relationship intangible assets, stock option expense, earnings or loss attributable to non-controlling interests, certain unallocated corporate and shared costs and credits, and special charges and credits. Consolidated operating earnings is the total of segment operating earnings and certain unallocated and shared costs and credits.  Earnings Per Share –In certain periods, the Company has paid a higher dividend on CRDA than on CRDB. This may result in a different earnings per share ("EPS") for each class of stock due to the two-class method of computing EPS as required by the guidance in Accounting Standards Codification Topic 260 - "Earnings Per Share". The two-class method is an earnings allocation method under which EPS is calculated for each class of common stock considering both dividends declared and participation rights in undistributed earnings as if all such earnings had been distr ibuted during the period. Further references to EPS in this presentation will generally be only for CRDB, as that is the more dilutive measure.  Non-GAAP Financial Information –For additional information about certain non-GAAP financial information presented herein, see the Appendix following this presentation.

Crawford & Company Global Business Services Leader  The world’s largest independent provider of global claims management solutions  Multiple globally recognized brand names: Crawford, Broadspire, GCG  Clients include multinational insurance carriers, brokers and local insurance firms as well as 200 of the Fortune 500 3 EMEA-A/P Americas Broadspire Legal Settlement Administration Serves the U.K., European, Middle Eastern, African and Asia Pacific markets Serves the U.S., Canadian and Latin American markets Serves large national accounts, carriers and self- insured entities Provides administration for class action settlements and bankruptcy matters

Today’s Agenda Welcome and Opening Comments Fourth Quarter and Full Year 2012 Financial Review Fourth Quarter and Full Year 2012 Operational Review Guidance and Future Operational Focus

Crawford & Company Full Year 2012 Business Summary $500 $600 $700 $800 $900 $1,000 $1,100 $1,200 $1,300 2012 2011 Revenues ($ in millions) 5 Record revenues of $1.177 billion Record consolidated operating earnings of $110.2 million Diluted earnings per share of $0.97 for CRDA and $0.94 for CRDB Highest net income and earnings per share since 1994 Record operating cash flow of $92.9 million $0 $20 $40 $60 $80 $100 $120 $140 2012 2011 Consolidated Operating Earnings ($ in millions) 1.177 1.125 110.2 78.6

Crawford & Company Fourth Quarter 2012 Business Summary $250 $260 $270 $280 $290 $300 $310 $320 4Q 2012 4Q 2011 Revenues ($ in millions) 6 Record revenues, consolidated operating earnings and operating cash flow Legal Settlement Administration results reflect heavy activity related to Deepwater Horizon class action settlement Flooding claims in Thailand drove EMEA/AP results sharply higher Superstorm Sandy generated significant claims volumes in the Americas Continued improvement in Broadspire performance $0 $5 $10 $15 $20 $25 $30 $35 $40 4Q 2012 4Q 2011 Consolidated Operating Earnings ($ in millions) 313.0 265.6 38.9 10.0

Fourth Quarter and Full Year 2012 Financial Review

Crawford & Company Fourth Quarter Financials 8 Crawford & Company Income Statement Highlights Unaudited ($ in thousands, except per share amounts) Quarters Ended December 31, 2012 2011 % Change Revenues $312,981 $265,637 18% Costs of Services 221,399 202,630 9% Selling, General, and Administrative Expenses 54,444 54,696 0% Corporate Interest Expense, Net 1,822 3,515 -48% Special Charges 8,538 4,613 85% Total Costs and Expenses 286,203 265,454 8% Income Before Income Taxes 26,778 183 nm Provision for (Benefit from) Income Taxes 8,744 (4,598) nm Net Income 18,034 4,781 277% Less: Net Income Attributable to Noncontrolling Interests 122 289 -58% Net Income Attributable to Shareholders of Crawford & Company $17,912 $4,492 299% Earnings Per Share - Diluted Class A Common Stock $0.33 $0.09 267% Class B Common Stock $0.32 $0.08 300% Cash Dividends per Share: Class A Common Stock $0.10 $0.03 233% Class B Common Stock $0.09 $0.02 350% nm=not meaningful

Crawford & Company Fourth Quarter Financials 9 Summary Results: Americas Unaudited ($ in thousands) For the quarters ended December 31,  Superstorm Sandy drove higher case volumes  Exchange rate impact was not significant during the quarter $50 $60 $70 $80 $90 $100 4Q 2012 4Q 2011 Revenues ($ in millions) -$1 $1 $3 $5 4Q 2012 4Q 2011 82.0 -0.2 4.4 Operating Earnings (Loss) ($ in millions) *At 2011 average FX rates **At 2012 average FX rates 93.5 Pro Forma 2012/2011 2012* 2012** 2011 % Change Revenues 93,204$ 93,453$ 82,016$ 13.9% Total Operating Expenses 89,043 89,005 82,254 8.2% Operating Earnings (Loss) 4,161$ 4,448$ (238)$ nm Operating Margin 4.5% 4.8% -0.3% nm=not meaningful

Crawford & Company Fourth Quarter Financials 10 Summary Results: U.S. Catastrophe (CAT) Adjuster Activity  CAT adjuster revenues of $19.8 million in fourth quarter of 2012 compared with $9.1 million in 2011 period  CAT cases numbered 33,400 in the fourth quarter of 2012 compared with 12,800 in the fourth quarter of 2011  Superstorm Sandy generated a large number of claims in the U.S. $0 $4 $8 $12 $16 $20 $24 4Q 2012 4Q 2011 Revenues ($ in millions) 0 5 10 15 20 25 30 35 40 4Q 2012 4Q 2011 Catastrophe Cases (in thousands) 9.1 19.8 12.8 33.4

Crawford & Company Fourth Quarter Financials 11 Summary Results: EMEA/AP Unaudited ($ in thousands) For the quarters ended December 31,  Revenues and earnings grew quarter over quarter largely due to catastrophe activity in Thailand  Effects of exchange rates reduced revenues by $2.1 million in the 2012 quarter $80 $85 $90 $95 $100 4Q 2012 4Q 2011 Revenues ($ in millions) $0 $4 $8 $12 $16 $20 4Q 2012 4Q 2011 Operating Earnings ($ in millions) 86.2 95.2 8.0 18.2 *At 2011 average FX rates **At 2012 average FX rates Pro Forma 2012/2011 2012* 2012** 2011 % Change Revenues 97,366$ 95,232$ 86,230$ 10.4% Total Operating Expenses 79,024 77,000 78,274 -1.6% Operating Earnings 18,342$ 18,232$ 7,956$ 129.2% Operating Margin 18.8% 19.1% 9.2%

Crawford & Company Fourth Quarter Financials 12 Summary Results: Broadspire Unaudited ($ in thousands) For the quarters ended December 31,  Revenue reflects strong medical management contribution and positive workers’ compensation claims trend  Broadspire was profitable for the quarter and year $45 $50 $55 $60 4Q 2012 4Q 2011 Revenues ($ in millions) -$3 -$2 -$1 $0 $1 4Q 2012 4Q 2011 58.2 58.8 (2.3) 0.4 Operating Earnings (Loss) ($ in millions) 2012 2011 % Change Revenues 58,848$ 58,214$ 1.1% Total Operating Expenses 58,404 60,464 -3.4% Operating Earnings (Loss) 444$ (2,250)$ nm Operating Margin 0.8% -3.9% nm=not meaningful

Crawford & Company Fourth Quarter Financials 13 Summary Results: Legal Settlement Administration Unaudited ($ in thousands) For the quarters ended December 31, $20 $30 $40 $50 $60 $70 4Q 2012 4Q 2011 Revenues ($ in millions) $0 $4 $8 $12 $16 $20 4Q 2012 4Q 2011 Operating Earnings ($ in millions) 39.2 65.4 8.8 18.2  Revenues and operating earnings reflect the Deepwater Horizon class action project  Backlog at 2012 year end of $151.9 million compared with $64.0 million a year ago 2012 2011 % Change Revenues 65,448$ 39,177$ 67.1% Total Operating Expenses 47,278 30,407 55.5% Operating Earnings 18,170$ 8,770$ 107.2% Operating Margin 27.8% 22.4%

Crawford & Company Fourth Quarter Financials 14 Crawford & Company Balance Sheet Highlights Unaudited ($ in thousands) December 31, December 31, 2012 2011 Change Cash and cash equivalents $71,157 $77,613 ($6,456) Accounts receivable, net 164,708 161,543 3,165 Unbilled revenues, net 124,881 107,494 17,387 Total receivables 289,589 269,037 20,552 Goodwill 131,995 131,246 749 Deferred revenues, net 82,817 81,700 1,117 Pension liabilities 165,624 133,995 31,629 Current portion of long-term debt, capital leases and short-term borrowings 14,113 2,204 11,909 Long-term debt, less current portion 152,293 211,983 (59,690) Total debt 166,406 214,187 (47,781) Total stockholders' equity attributable to Crawford & Company 138,254 133,472 4,782 Net debt* 95,249 136,574 (41,325) Total debt/capitalization 55% 62% *Net debt is defined by the Company as long-term debt, capital leases and short-term borrowings, net of cash and cash equivalents.

Crawford & Company Fourth Quarter Financials 15 Crawford & Company Operating and Free Cash Flow Unaudited ($ in thousands) For the years ended December 31, 2012 2011 Variance Net Income Attributable to Shareholders of Crawford & Company $52,617 $45,404 $7,213 Plus: Depreciation and Other Non-Cash Operating Items 46,166 33,373 12,793 Plus: Term Loan Cost Written Off - 3,415 (3,415) Less: Arbitration Award - (6,992) 6,992 Less: Unbilled and Billed Receivables Change (22,922) 4,505 (27,427) Less: Working Capital Change 30,468 (23,029) 53,497 Less: U.S. Pension Contributions (13,476) (20,000) 6,524 Operating Cash Flow 92,853 36,676 56,177 Less: Property & Equipment Purchases, net (15,375) (14,221) (1,154) Less: Capitalized Software (internal and external costs) (17,801) (15,677) (2,124) Less: Mandatory Principal Payments - (1,950) 1,950 Free Cash Flow $59,677 $4,828 $54,849

Crawford & Company Fourth Quarter Financials 16 Dividends:  During the fourth quarter, Crawford paid a regular quarterly dividend of $0.04 on CRDA and $0.03 on CRDB  Crawford also paid a special dividend of $0.06 per share on both classes of stock during the fourth quarter  For the year, Crawford paid dividends of $0.20 per share on CRDA and $0.16 per share on CRDB, or double 2011 dividends per share Share Repurchase:  During the fourth quarter, Crawford repurchased 471,571 shares of CRDA at an average cost of $4.82 per share  During the year, Crawford repurchased 607,877 shares of CRDA and 7,000 shares of CRDB at an average cost of $4.63 and $3.83, respectively

Fourth Quarter and Full Year 2012 Operational Review

Crawford & Company Fourth Quarter Operational Review 18 Fourth Quarter Business Drivers $240 $250 $260 $270 $280 $290 $300 $310 $320 4Q 2012 3Q 2012 2Q 2012 1Q 2012 4Q 2011 Revenues ($ in millions) 260 270 280 290 300 310 320 330 340 350 4Q 2012 3Q 2012 2Q 2012 1Q 2012 4Q 2011 Cases Received (In thousands)  Strong performance in EMEA/AP driven by Thailand flood losses  Legal Settlement Administration heavily involved in Deepwater Horizon class action  Continued year-over-year improvement in Broadspire  Superstorm Sandy claim volume aided Americas improvement

Crawford & Company Fourth Quarter Operational Review 19 Americas $0 $10 $20 $30 $40 $50 $60 $70 U.S. Canada Latin America Revenues by Geographic Region ($ in millions) U.S. Property and Casualty Improvement over 2011 fourth quarter Actively responding to Superstorm Sandy Continued expansion of Contractor Connection network Canada Mild weather affected case volumes Key client renewals during the quarter Cost reductions to right-size operations Latin America & Caribbean Shifting business mix 4Q 2012 vs. 4Q 2011 0 20 40 60 80 100 120 140 U.S. Canada Latin America Americas Cases Received (In thousands)

Crawford & Company Fourth Quarter Operational Review 20 EMEA/AP $0 $5 $10 $15 $20 $25 $30 $35 $40 U.K. CEMEA Asia-Pacific Revenues by Geographic Region ($ in millions) U.K. New client wins in the fourth quarter Further recruitment of Global Technical Services (GTS) adjusters U.K. transformation project completed CEMEA Claims volume increased in fourth quarter Continued focus on improving operating performance Asia-Pacific Catastrophe revenues in Thailand drove revenue increases Expansion of GTS adjusters 0 10 20 30 40 50 60 U.K. CEMEA Asia-Pacific EMEA/AP Cases Received (In thousands) 4Q 2012 vs. 4Q 2011

Crawford & Company Fourth Quarter Operational Review 21 Broadspire $0 $5 $10 $15 $20 $25 $30 $35 Workers' Comp. Medical Mgmt. Risk Mgmt. Info. Svcs. Revenues by Service Line ($ in millions)  Broadspire case volume improved 10.6% over prior year fourth quarter  Medical management revenues are increasing from market share gains  New client wins and retention remain strong  Cost management initiatives continued 0 5 10 15 20 25 30 35 40 Workers' Comp. Casualty Other Broadspire Cases Received (In thousands) 4Q 2012 vs. 4Q 2011

Crawford & Company Fourth Quarter Operational Review 22 Legal Settlement Administration $0 $20 $40 $60 $80 $100 $120 $140 $160 4Q 2012 4Q 2011 Backlog ($ in millions)  Deepwater Horizon class action project drove results  New business wins continue in both class action and bankruptcy space  Record backlog at $152 million

Crawford & Company 2013 Guidance 23 Crawford and Company is providing initial full year 2013 guidance as follows: Consolidated revenues before reimbursements between $1.05 and $1.08 billion Consolidated operating earnings between $85.0 and $93.0 million Consolidated cash provided by operating activities between $65.0 and $70.0 million After reflecting stock option expense, net corporate interest expense, customer- relationship intangible asset amortization expense, and income taxes, net income attributable to shareholders of Crawford & Company on a GAAP basis between $49.0 and $54.0 million, or $0.85 to $0.95 diluted earnings per CRDB share

Crawford & Company 2013 Operational Focus 24 Sustain Operating Performance through Improved Profitability  Americas  Broadspire Strengthen the Balance Sheet  Manage debt levels and pension obligations  Drive operating cash flow to support business growth Enhance Total Return to Shareholders  Dividend policy to provide meaningful yield  Seek opportunities to repurchase outstanding shares below intrinsic value

Fourth Quarter 2012 Appendix

Crawford & Company Appendix: Non-GAAP Financial Information 26 Measurements of financial performance not calculated in accordance with GAAP should be considered as supplements to, and not substitutes for, performance measurements calculated or derived in accordance with GAAP. Any such measures are not necessarily comparable to other similarly-titled measurements employed by other companies. Reimbursements for Out-of-Pocket Expenses In the normal course of our business, our operating segments incur certain out-of-pocket expenses that are thereafter reimbursed by our clients. Under GAAP, these out-of-pocket expenses and associated reimbursements are required to be included when reporting expenses and revenues, respectively, in our consolidated results of operations. In this presentation, we do not believe it is informative to include the GAAP-required gross up of our revenues and expenses for these pass-through reimbursed expenses. The amounts of reimbursed expenses and related revenues offset each other in our consolidated results of operations with no impact to our net income or operating earnings (loss). Unless noted in this presentation, revenue and expense amounts exclude reimbursements for out-of-pocket expenses. Net debt Net debt is computed as the sum of long-term debt, capital leases and short-term borrowings less cash and cash equivalents. Management believes that net debt is useful because it provides investors with an estimate of what the Company’s debt would be if all available cash was used to pay down the debt of the Company. The measure is not meant to imply that management plans to use all available cash to pay down debt. Deferred Revenues, net Deferred Revenues, net is computed as the sum of the current and noncurrent deferred revenues as reported on our Consolidated Balance Sheets less the sum of the current receivable held in trust to be released to us as payment to service these revenues. The current receivable held in trust is reported as a component of Accounts Receivable in our Consolidated Balance Sheets. The funds represented by the amount of the receivable held in trust are released to the Company over time to partially offset the costs of servicing the deferred revenues. Management believes that subtracting the receivable held in trust from deferred revenues provides investors with a snapshot of what the net cash costs will be to service the deferred revenues in the future. Free Cash Flow Management believes free cash flow is useful to investors as it presents the amount of cash the Company has generated that can be used for other purposes, including additional contributions to the Company’s defined benefit pension plans, discretionary prepayments of outstanding borrowings under our credit agreement, and return of capital to shareholders, among other purposes. It does not represent the residual cash flow of the Company available for discretionary expenditures. Segment and Consolidated Operating Earnings Operating earnings is the primary financial performance measure used by our senior management and chief operating decision maker (“CODM”) to evaluate the financial performance of our Company and operating segments, and make resource allocation and certain compensation decisions. Management believes operating earnings is useful to others in that it allows them to evaluate segment and consolidated operating performance using the same criteria our management and chief operating decision maker use. Consolidated operating earnings (loss) represent segment earnings (loss) including certain unallocated corporate and shared costs and credits, but before net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, special charges and credits, income taxes, and net income or loss attributable to noncontrolling interests..

Crawford & Company Reconciliation of Non-GAAP Items 27 Unaudited ($ in thousands) December 31, December 31, 2012 2011 Deferred Revenues, Net Deferred revenues, current 56,379$ 53,844$ Deferred revenues, noncurrent 26,438 27,856 Total deferred revenues 82,817 81,700 Less: Receivable held in trust included in accounts receivable - 908 Deferred revenues, net 82,817$ 80,792$ Net Debt Short-term borrowings 13,275$ 1,794$ Current installments of long-term debt and capital leases 838 410 Long-term debt and capital leases, less current installments 152,293 211,983 Total debt 166,406 214,187 Less: Cash and cash equivalents 71,157 77,613 Net debt 95,249$ 136,574$ Three Months Ended Three Months Ended Year Ended Year Ended December 31, December 31, December 31, December 31, 2012 2011 2012 2011 Revenues Before Reimbursements Total Revenues 335,530$ 284,953$ 1,266,138$ 1,211,362$ Reimbursements (22,549) (19,316) (89,421) (86,007) Revenues Before Reimbursements 312,981$ 265,637$ 1,176,717$ 1,125,355$ Costs of Services Before Reimbursements Total Costs of Services 243,948$ 221,946$ Reimbursements (22,549) (19,316) Costs of Services Before Reimbursements 221,399$ 202,630$ Quarter Ended Quarter Ended

Crawford & Company Reconciliation of Non-GAAP Items 28 Unaudited ($ in millions) 4Q 2011 1Q 2012 2Q 2012 3Q 2012 4Q 2012 Revenues Before Reimbursements Total Revenu s 285$ 287$ 319$ 324$ 336$ Reimburs ments (19) (19) (25) (2) (23) Revenues Before Reimbursements 266$ 268$ 294$ 302$ 313$ Three Months Ended Three Months Ended Year Ended Year Ended December 31, December 31, December 31, December 31, 2012 2011 2012 2011 Operating Earnings (Loss): Americas 4,448$ (238)$ 11,877$ 19,851$ EMEA/AP 18,232 7,956 48,585 28,421 Broadspire 444 (2,250) 27 (11,434) Legal Settlement Administration 18,170 8,770 60,284 51,307 Unallocated corporate and shared costs and credits (2,441) (4,206) (10,613) (9,555) Consolidated Operating Earnings 38,853 10,032 110,160 78,590 (Deduct) Add: Net corporate interest expense (1, 22 (3,515) (8,607) (15,911) Stock option expense (86) (75) (4 8) (450) Amortization expense (1,629) (1,646) (6,373) (6,177) Special charges and credits (8,538) (4,613) (11,332) 2,379 Income taxes (8,744) 4,598 (29,957) (12,739) Net income attributable to non-controlling interests (122) (289) (866) (288) Net income attributable to shareholders of Crawford & Company 17,912$ 4,492$ 52,617$ 45,404$ Unaudited ($ in thousands)